SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): September 4, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2529 Virginia Beach Blvd., Suite 200
Virginia Beach, VA 23452
Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
On June 10, 2014, the Registrant filed a Form 8-K to report that Wheeler-Freeway Junction, LLC, a Delaware limited liability company (“WHLR-Freeway”) and a wholly owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Wheeler Interests, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the Assignment, for nominal consideration, WHLR-Freeway succeeded to the rights of Wheeler Interests under that certain Purchase and Sale Agreement, dated June 4, 2014 (the “Purchase Agreement”), between Wheeler Interests, as buyer, and Freeway Station, Inc., a Delaware corpoartion, as seller, for the purchase of real property located at 3797-3879 State Highway 138 SE, Stockbridge, Georgia, commonly known as Freeway Junction, for the sales price of Ten Million Four Hundred Fifty Thousand Dollars ($10,450,000).
On September 4, 2014, WHLR-Freeway closed the transaction and acquired Freeway Junction for $10,450,000.
Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Wheeler Interests and WHLR-Freeway. No director, officer or affiliate of the Registrant is affiliated with the seller.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statement of businesses acquired. *
Report of Independent Auditor.

Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013.

Notes to Statements of Revenues and Certain Operating Expenses for the Six Months Ended June 30, 2014 (unaudited) and the Year Ended December 31, 2013.

(b)	Pro forma financial information. **
Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2014.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended
June 30, 2014.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2013.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

(c)	Shell company transactions.
Not Applicable.

(d)	Exhibits. ***

23.1	Consent of Cherry Bekaert LLP.

*	Filed as Exhibit 99.1 and incorporated herein by reference.

**	Filed as Exhibit 99.2 and incorporated herein by reference.

***	Filed as Exhibit 23.1 and incorporated herein by reference.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer
Dated: September 8, 2014

EXHIBIT INDEX

Number	Description of Exhibit

23.1	Consent of Cherry Bekaert LLP.
99.1	Financial Statements of Freeway Junction.
99.2	Pro Forma Financial Information of Freeway Junction.